UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ARES STRATEGIC INCOME FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your vote is needed! Dear Fellow Shareholder: We are pleased to inform you that we are preparing for our upcoming Ares Strategic Income Fund Annual Meeting of Shareholders, which will be held on June 26, 2024. Enclosed are the proxy materials, which describe the proxy proposal in detail. Please review them carefully. ASIF-R90745 WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. ONLINE VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. MAIL THREE WAYS TO AUTHORIZE YOUR PROXY PHONE WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. Ares Strategic Income Fund Please respond to the proxy solicitation by authorizing your proxy in favor of each of the proposals described in the proxy materials. Voting instructions can be located below or in the ballot enclosed in your proxy materials. If you have any questions, please feel free to contact your financial advisor or visit our website at https://areswmsresources.com/investment-solutions/asif/proxy/. Your vote is needed! Dear Fellow Shareholder: We are pleased to inform you that we are preparing for our upcoming Ares Strategic Income Fund Annual Meeting of Shareholders, which will be held on June 26, 2024. Enclosed are the proxy materials, which describe the proxy proposal in detail. Please review them carefully. ASIF-R90745 WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. ONLINE VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. MAIL THREE WAYS TO AUTHORIZE YOUR PROXY PHONE WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. Ares Strategic Income Fund Please respond to the proxy solicitation by authorizing your proxy in favor of each of the proposals described in the proxy materials. Voting instructions can be located below or in the ballot enclosed in your proxy materials. If you have any questions, please feel free to contact your financial advisor or visit our website at https://areswmsresources.com/investment-solutions/asif/proxy/. Dear Fellow Shareholder: The voting deadline for our upcoming Ares Strategic Income Fund Annual Meeting of Shareholders is quickly approaching. Our records indicate that we have not yet received voting instructions for your account. We appreciate your investment and encourage you to cast a vote for this year’s meeting. Your participation will make a meaningful difference in our ability to conduct necessary business. Regardless of the number of shares you own, your vote is very important and will help us avoid additional solicitation costs. Please authorize your proxy to vote your shares promptly using any one of the methods described below. If you have any questions, feel free to contact your financial advisor or visit our website at: https://www.areswms.com/investors/proxy/ares-strategic-income-fund-proxy. Your vote is needed! Dear Fellow Shareholder: We are pleased to inform you that we are preparing for our upcoming Ares Strategic Income Fund Annual Meeting of Shareholders, which will be held on June 26, 2024. Enclosed are the proxy materials, which describe the proxy proposal in detail. Please review them carefully. R90745-LTR WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. ONLINE VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. MAIL THREE WAYS TO AUTHORIZE YOUR PROXY PHONE WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. Ares Strategic Income Fund Please respond to the proxy solicitation by authorizing your proxy in favor of each of the proposals described in the proxy materials. Voting instructions can be located below or in the ballot enclosed in your proxy materials. If you have any questions, please feel free to contact your financial advisor or visit our website at https://areswmsresources.com/investment-solutions/asif/proxy/.

BE THE VOTE THAT COUNTS! AUTHORIZE YOUR PROXY TODAY! GO VOTE Ares Strategic Income Fund SAMPLE-EPB

ARES WEALTH MANAGEMENT SOLUTIONS

Ares Strategic Income Fund

Your Vote Is Important – Authorize Your Proxy Today!

The Annual Meeting of Shareholders will be held on June 25, 2025. Whether or not you plan to attend, your vote is very important. **You can authorize a proxy to vote your shares by internet, telephone, or mail.**

Simply follow the instructions on the enclosed form. For your convenience, we've highlighted where you can find your unique Control Number.



0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number.



0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number.

THREE WAYS TO AUTHORIZE YOUR PROXY

ONLINE

WWW.PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.

VOTE NOW! Authorize your proxy Online at www.proxyvote.com Authorize your proxy by Phone at: 1-800-690-6903 YOUR VOTE MATTERS! AUTHORIZE YOUR PROXY TODAY! SAMPLE-EPN Ares Strategic Income Fund

Frequently Asked Questions Why am I receiving this Notice of Internet Availability? The Securities and Exchange Commission (“SEC”) permits companies to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company’s proxy materials, authorize a proxy to vote your shares online and request a full set of printed materials by mail. There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials. How do I view the proxy materials online? Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice. What if I prefer to receive a paper copy of the proxy materials? You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the Get informed before you vote section of the Notice. Can I receive proxy materials for future meetings by e-mail rather than receive a Notice? Yes you can. Go to www.proxyvote.com and make your choice in the Delivery Settings section. For more information about the SEC’s Notice and Access Proxy Rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml. DOCUMENT ID 2/23

VOTE NOW! Authorize your proxy Online at www.proxyvote.com Authorize your proxy by Phone at: 1-800-690-6903 YOUR VOTE MATTERS! AUTHORIZE YOUR PROXY TODAY! SAMPLE-EPR Ares Strategic Income Fund

ARES | WEALTH MANAGEMENT SOLUTIONS

Ares Strategic Income Fund

Your Vote Is Missing!
Authorize Your Proxy Today!

The Annual Meeting of Shareholders will be held on June 25, 2025. Whether or not you plan to attend, your vote is very important. **You can authorize your proxy by internet, telephone, or mail.**

Simply follow the instructions on the enclosed form. For your convenience, we've highlighted where you can find your unique Control Number.



0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number.



0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number.

THREE WAYS TO AUTHORIZE YOUR PROXY

ONLINE

WWW.PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.